UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

Universal Travel Group

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-34284 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

9F, Building A, Rongchao Marina Bay Center NO. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133 (Address of principal executive offices) (zip code)

86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 21, 2012, Universal Travel Group, a Nevada corporation (the "Company"), announced its unaudited financial results for the fourth quarter and full year ended December 31, 2011. A copy of the related press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference in its entirety.

The information in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated May 21, 2012, issued by Universal Travel Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Travel Group
(Registrant)

May 22, 2012	/s/ Jing Xie
(Date)	Jing Xie
Chief Financial Officer